Supplement Dated January 2, 2026
To The Initial Summary Prospectuses Dated April 28, 2025 For

JACKSON MARKET LINK PRO® II, JACKSON MARKET LINK PRO® ADVISORY II,
JACKSON MARKET LINK PRO III®, AND JACKSON MARKET LINK PRO® ADVISORY III
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company®

JACKSON MARKET LINK PRO® II and JACKSON MARKET LINK PRO® ADVISORY II
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York®

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. For Jackson of NY contracts, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective January 1, 2026, the current Fixed Account Minimum Interest Rate is now equal to 2.40%. To reflect this change, the Initial Summary Prospectus has been revised as follows:
➢ In Appendix A: Investment Options Available Under the Contract, all references to the Minimum Guaranteed Interest Rate for all Fixed Account Options are revised to 2.40%.

______________________________
(To be used with RPR00001ISP 04/25, RPR00002ISP 04/25, RPR00003NYISP 04/25, RPR00004NYISP 04/25, RPR00009ISP 04/25, and RPR00010ISP 04/25)

RPS00134 01/26